UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                 WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2004

Date of reporting period: DECEMBER 31, 2004

<

Item 1. Report to Shareholders.


--------------------------------------------------------------------------------


                                                                  VAN ECK GLOBAL
--------------------------------------------------------------------------------

                                                       Worldwide Insurance Trust
--------------------------------------------------------------------------------

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2004


[GRAPHICS OMITTED]

                                                             WORLDWIDE BOND FUND





                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the management team members are as of December 31, 2004, and are subject to change.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Bond Fund returned 9.15% in income and capital appreciation to its shareholders in 2004. This is notable given that when we last reported to you at mid-year, the Fund, along with global bond markets as a group, had lost value as yields rose. However, the second half of the year was characterized by longer-term yields trending lower and a weakening U.S. dollar, which helped push global bond returns into positive territory for the year. Your Fund slightly lagged its benchmark for the year. The Citigroup World Government Bond Index(1) returned 4.84% in local currency terms and 10.35% in U.S. dollar terms. (This wide return differential in local versus dollar terms indicates the important contribution that dollar weakness made to global bond returns in 2004). The Fund's slight underperformance versus the benchmark Index was due to its European duration underweighting throughout the year and an overweight U.S. dollar exposure during the last quarter.

All told, 2004 was a year in which an allocation to global bonds provided diversification benefits to investors. As explained further on, many of the world's bond markets outperformed the domestic U.S. bond market. The declining U.S. dollar, now in its third year of erosion, made it a particularly good period for those investors, like the shareholders of this Fund, who had invested in overseas bonds in non-dollar currencies.


MARKET AND ECONOMIC REVIEW

For global bond markets, the story of last year can be simplified into a tale of two contrasting halves as exemplified by the U.S. bond market. After falling in the first quarter, bond yields ended the mid-year period higher (and, conversely, bond values declined) as American investors reacted to stronger-than-anticipated inflationary pressures from rising commodity prices, a tightening labor market, and strong economic activity. Also, the U.S. dollar strengthened relative to most major currencies in the first half. When we reported to you at mid-year, the first six months had been challenging for global bond investors.

By contrast, the second half of the year proved to be quite positive. The primary factor supporting bonds was falling yields at the long end of the yield curve and the weakness of the U.S. dollar. In late June, the Federal Reserve began raising short-term rates in response to inflation concerns. Through yearend, the Federal Reserve took a measured approach and tightened five times, bringing the short-term federal funds rate from an historic low of 1% in June to 2.25% in December. However, despite the tightening of short-term rates, bond yields on the long end declined in the second half and, correspondingly, bond values rose. The yield on 10-year U.S. Treasuries remained nearly unchanged for the year; it began the year at 4.25%, reached a high of 4.87% on June 14, and ended the year close to where it began at 4.22%. Inflation edged higher throughout the year, with the CPI (Consumer Price Index) climbing to 3.3% year-over-year through the end of December. In many ways, performance in the second half of 2004 was much like it was in the year 2003, in which a declining U.S. dollar and declining or stable interest rates provided a healthy platform for bonds.

The U.S. economy grew at an estimated annualized rate of 4.4% for the year, up from 3.0% in 2003. Unemployment declined to 5.4% at yearend from a high of 6.3% in 2003. Inflationary concerns at mid-year were somewhat overblown, and the U.S. economy managed to grow steadily, albeit at a moderate pace throughout the year. Economic strength in the U.S. was matched elsewhere, as global GDP growth is expected to be in the 4%-5% range for 2004. While the economies of Japan and the Eurozone lagged, Latin America and Asia--particularly China--grew more robustly. The commodity-intensive economies across the globe all benefited from China's continued economic development. Historically, higher energy and commodity prices have put a drag on global economic growth by weighing on the larger, developed economies of the world. In this case, it appeared the shear size of China's developing economy and the demand that it generated was more than able to offset any weakness experienced in the larger developed economies. And while many have feared a slowdown for China's economy, which

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

would surely dampen global growth, we are not among those who anticipate a "hard landing" for China any time soon.

Finally, as was the case in 2003, the weakness of the U.S. dollar enhanced global bond returns in 2004. It was also a key contributor to the Worldwide Bond Fund's performance. For the third consecutive year, the U.S. dollar lost ground against most major currencies, driven primarily by the global demand for commodities. The euro climbed nearly 8% (after a 20% rise in 2003) and the Japanese yen gained 4.5% (after a gain of almost 11% in 2003). Once again the dollar-bloc countries proved to be strong. The Canadian dollar gained nearly 8%, the New Zealand dollar 10%, and the Australian dollar 4% against the U.S. dollar (they rose 21%, 25%, and 34%, respectively, in 2003). The U.S. dollar's decline has boosted returns for U.S.-based investors who have held non-U.S. denominated bonds and non-U.S. currencies.


FUND REVIEW

Throughout the year, the Fund was overweight relative to the Index in terms of U.S. duration. The Fund ended the year with 19.6% allocated to the U.S. bond market. This strategy hurt the Fund's relative performance as the U.S. bond market was one of the weaker markets for the year. The Citigroup U.S. Government Bond Index returned 3.53%(2) (only Japanese bonds performed worse in local terms, while outperforming in dollar terms). The year was characterized by a flattening yield curve in the United States. This occurred as the Federal Reserve began tightening monetary policy at the end of June. For the year, bonds with a maturity inside of ten years rose in yield while those with a maturity of ten years or greater actually fell in yield. This meant that the longer end of the yield curve was the best performing part of the curve.

During much of the year, the Fund was underweight the U.S. dollar versus the benchmark Index. Toward the end of the third quarter, we began building an overweight exposure to the greenback, in effect reducing the Fund's overweight foreign currency exposure, which had benefited the Fund for much of the last three years. While this ultimately hurt the Fund's performance in the fourth quarter of the year due to continued dollar weakness, this strategy has benefited the Fund early in 2005 as the U.S. dollar began to see a rebound.

Throughout the year, the Fund was underweight duration and relatively neutral currency exposure compared to the Index for the EUROZONE. The Fund's Eurozone bond holdings benefited the portfolio during 2004. (The Fund ended December with a weighting of 42.8% in Eurozone bonds, represented in the Fund by its holdings in Germany, Spain, France, Italy and Ireland). Eurozone bonds were the best performing category in 2004, boosted by currency gains against the out-of-favor U.S. dollar. The European Government Bond Index climbed 16.00% in U.S. dollar terms and 7.64% in local currency terms for the year. The local market returns were driven by the fact that Eurozone countries continued to suffer from slower relative growth. Plagued by the lack of structural reforms, labor market woes, and restrictive fiscal policy, the Eurozone's annualized growth rate hovered around 2% for the year. The ECB (European Central Bank) maintained its current monetary policy stance throughout the year, keeping the repo rate at 2% for the twelve months.

The Fund remained slightly overweight the UK bond market throughout 2004. We based this investment decision on the higher relative yields offered by this market versus other developed countries. The Bank of England tightened monetary policy four times during the period, as the UK economy remained robust. While the British Pound Sterling appreciated against both the U.S. dollar and the euro in the first half, it declined versus the euro in the second half of the year. UK bonds gained 14.34% in U.S. dollar terms and 6.61% in local currency terms. The Fund ended December with a 6.7% weighting in the UK bond market.

Elsewhere in Europe, SWEDEN, which remains outside the Eurozone, had a strong performing bond market on the back of a rising krona, returning 17.45% in U.S. dollar terms and 8.47% in local currency terms. We continued to hold the Fund's Swedish bond position throughout the year, while

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

redeploying the assets from the Fund's maturing NORWEGIAN bond position into the U.S. bond market. The Fund ended December with a 4.1% weighting in the Swedish bond market.

During the year, we maintained a higher allocation to the dollar bloc bond markets relative to the Index, but reduced the degree to which we were overweight. We eliminated our exposure to AUSTRALIA, reduced our allocation to CANADA, and maintained our exposure to NEW ZEALAND. These commodity-intensive economies and their currencies, although they have been tremendous beneficiaries of the fast growing Chinese economy, suffered in the first half of the year as China took steps to slow its economy. These initiatives caused weakness in commodities and commodity-related currencies. Although both rebounded in the second half, the dollar bloc bond markets still lagged their Eurozone counterparts for the year. New Zealand government bonds gained 15.89% in U.S. dollar terms in 2004, while Australian bonds rose 11.60%, and Canadian bonds were up 15.42%. At the end of the year, the Fund's exposure to New Zealand was 8.6% of assets, Australian bond market exposure was 0%, and Canadian bond exposure was 5.1%.

The Fund continued to hold its emerging markets bond position in MEXICO, the telephone provider Telmex (Telefonos de Mexico, 2.9% of Fund net assets at December 31), which added positive performance in 2004. Mexican bonds as a group returned 8.93% in U.S. dollar terms in 2004. In the second half, we sold the Fund's BRAZILIAN bond position as we felt that the tightness of yield spreads relative to the U.S. market no longer supported maintaining this position.

While JAPAN'S economy showed promising signs of growth in the first half, it faltered somewhat in the second half. Nevertheless, Japanese growth, though modest, seems to be slowly lifting the economy out of the deflationary spiral it has been battling for the past decade. The Japanese bond market returned 5.91% in U.S. dollar terms and 1.26% in local terms, making it one of the poorer performing global bond markets for the year. Throughout 2004, we continued to avoid the

Japanese bond market (0% of Fund net assets at December 31) as we felt there were more attractive opportunities elsewhere.


                                      * * *

We continue to believe that asset allocation can play a crucial role in successful portfolio planning, particularly during uncertain economic times. Since high-quality bond markets move in different cycles with varying supply/demand characteristics, global bonds can add balance to a diversified fixed income strategy. The Worldwide Bond Fund invests primarily in high-quality debt instruments of bond markets worldwide, with heavy emphasis on government bonds of developed nations.

Investors should be aware that the Fund is subject to certain risks associated with international bond markets. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund's share value will tend to fall when interest rates go up and to rise when interest rates fall. The longer the maturity or duration of the debt security, the higher the risk of price fluctuations due to changes in interest rates. Bonds rated below investment grade are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

We appreciate your participation in the Van Eck Worldwide Bond Fund and look forward to helping you meet your investment goals in the future.


                 [PHOTOS OMITTED]




/s/ Charles T. Cameron       /s/ Gregory F. Krenzer


CHARLES T. CAMERON           GREGORY F. KRENZER
MANAGEMENT TEAM MEMBER       MANAGEMENT TEAM MEMBER

January 17, 2005

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE INFORMATION FOR THE R1 CLASS REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333.



The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

(2) All country and regional bond market returns are Citigroup Government Bond Indices.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------


                            GEOGRAPHICAL WEIGHTINGS*
                       AS OF DECEMBER 31, 2004 (UNAUDITED)

         [The data below represent a pie chart in the printed report.]

                  United States                           19.6%
                  Germany                                 21.0%
                  Cash/Equivalents plus Other Assets
                    Less Liabilities                      10.2%
                  New Zealand                              8.6%
                  Italy                                    6.8%
                  United Kingdom                           6.7%
                  Spain                                    5.8%
                  France                                   5.7%
                  Canada                                   5.1%
                  Sweden                                   4.1%
                  Ireland                                  3.5%
                  Mexico                                   2.9%




                ------------------------------------------------
                                SECTOR BREAKDOWN*
                       AS OF DECEMBER 31, 2004 (UNAUDITED)
                ------------------------------------------------
                  U.S. Government Bonds ................ 19.6%
                  Foreign Government Bond .............. 67.3%
                  U.S. Corporate Bonds .................  0.0%
                  Foreign Corporate Bonds--
                    Telecommunications .................  2.9%
                  Cash/Equivalents .....................  7.9%
                  Other Assets Less Libilities .........  2.3%
                ------------------------------------------------


----------
*PERCENTAGE OF NET ASSETS.
PORTFOLIO IS SUBJECT TO CHANGE.

                               WORLDWIDE BOND FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.


ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value       During Period*
                                                                 July 1, 2004      December 31, 2004     7/1/04-12/31/04
-------------------------------------------------------------------------------------------------------------------------
Initial Class        Actual                                        $1,000.00           $1,114.50             $7.07
                     Hypothetical (5% return before expenses)      $1,000.00           $1,018.45             $6.86
-------------------------------------------------------------------------------------------------------------------------
Class R1             Actual                                        $1,000.00           $1,114.50             $6.75
                     Hypothetical (5% return before expenses)      $1,000.00           $1,018.65             $6.55
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.33% for the Initial Class shares and 1.29% for the Class R1 shares and multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period)

                               WORLDWIDE BOND FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

THESE GRAPHS COMPARE A HYPOTHETICAL $10,000 INVESTMENT IN THE VAN ECK WORLDWIDE BOND FUND MADE TEN YEARS AGO (INITIAL CLASS) AND AT INCEPTION (CLASS R1) WITH A SIMILAR INVESTMENT IN THE CITIGROUP WORLD GOVERNMENT BOND INDEX.

                   VAN ECK WORLDWIDE BOND FUND (INITIAL CLASS)
              vs. Citigroup World Government Bond Index (unaudited)

         [The data below represent a line chart in the printed report.]

            Van Eck       Citigroup                     Van Eck       Citigroup
           Worldwide        World                      Worldwide        World
           Bond Fund     Gov't Bond                    Bond Fund     Gov't Bond
 Date   (Initial Class)     Index            Date   (Initial Class)     Index
------  ---------------  ----------         ------  ---------------  ----------
Dec-94       10000           10000          Mar-00       12887         13671.2
Mar-95       11107         11093.2          Jun-00       12774           13651
Jun-95       11458         11684.7          Sep-00       12397         13292.8
Sep-95       11510         11562.4          Dec-00       13038         13864.2
Dec-95       11730         11903.6          Mar-05       12332         13442.1
Mar-96       11435         11680.4          Jun-05       12083         13231.6
Jun-96       11485           11728          Sep-05       12818         14178.4
Sep-96       11680         12047.8          Dec-05       12371           13727
Dec-96       12027         12334.5           2-Mar       12253         13505.7
Mar-97       11708         11824.5           2-Jun       13580         15079.2
Jun-97       11921         12182.8           2-Sep       14131         15662.4
Sep-97       12145         12337.9           2-Dec       15051           16403
Dec-97       12313         12363.4           3-Mar       15646         16912.4
Mar-98       12471         12460.3           3-Jun       16608         17568.9
Jun-98       12731         12708.1           3-Sep       16809         17915.6
Sep-98       13771         13766.6           3-Dec       17784         18848.8
Dec-98       13884         14255.5           4-Mar       18087         19200.1
Mar-99       13217         13705.2           4-Jun       17417         18561.4
Jun-99       12906         13232.9           4-Sep       18116         19170.1
Sep-99       13073         13832.5           4-Dec       19412         20799.6
Dec-99       12798         13647.3


--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/04     1 Year       5 Year       10 Year
--------------------------------------------------------------------------------
 Van Eck Worldwide Bond Fund
 (Initial Class)(1)                        9.15%        8.69%        6.86%
--------------------------------------------------------------------------------
 Citigroup World Gov't Bond Index         10.35%        8.79%        7.60%
--------------------------------------------------------------------------------

                     VAN ECK WORLDWIDE BOND FUND (CLASS R1)
              vs. Citigroup World Government Bond Index (unaudited)

         [The data below represent a line chart in the printed report.]

                       May-1-04       10000       10000
                         4-May        10093       10078.2
                         4-Jun        10118       10100
                         4-Jul        10085       10048.5
                         4-Aug        10355       10286.3
                         4-Sep        10516       10431.2
                         4-Oct        10787       10739.4
                         4-Nov        11108       11126.9
                         4-Dec        11277       11317.9


--------------------------------------------------------------------------------
 Total Return 12/31/04                                    Since Inception
--------------------------------------------------------------------------------
 Van Eck Worldwide Bond Fund
 (Class R1)(1)                                                 12.77%
--------------------------------------------------------------------------------
 Citigroup World Gov't Bond Index                              13.18%
--------------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK WORLDWIDE BOND FUND WAS 9/1/89 (INITIAL CLASS) AND 5/1/04 (CLASS R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE INFORMATION FOR CLASS R1 REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

                               WORLDWIDE BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------
              PRINCIPAL                                               VALUE
COUNTRY        AMOUNT                  BONDS                        (NOTE 1)
--------------------------------------------------------------------------------
BONDS AND NOTES:
CANADA: 5.1%
          CAD 4,000,000   Canadian Government Bond
                          6.00% due 6/01/11                        $ 3,708,170
                                                                   -----------
FRANCE: 5.7%
          EUR 3,000,000   French Government Bond
                          3.75% due 1/12/07                          4,162,954
                                                                   -----------
GERMANY: 21.0%
                          Bundesrepublik Deutschland Bonds
          EUR 3,579,043   7.375% due 1/03/05                         4,847,814
              2,709,847   6.00% due 1/04/07                          3,917,974
              3,000,000   4.75% due 7/04/28                          4,370,063
              1,500,000   4.50% due 7/04/09                          2,159,858
                                                                   -----------
                                                                    15,295,709
                                                                   -----------
IRELAND: 3.5%
          EUR 1,714,146   Irish Government Bond
                          8.00% due 8/18/06                          2,524,178
                                                                   -----------
ITALY: 6.8%
          EUR 3,500,000   Italian Government Bond
                          4.50% due 3/01/07                          4,939,492
                                                                   -----------
MEXICO: 2.9%
          USD 2,000,000   Telefonos de Mexico, S.A. Bond
                          8.25% due 1/26/06                          2,104,674
                                                                   -----------
NEW ZEALAND: 8.6%
          NZD 4,000,000   International Bank for
                          Reconstruction &
                          Development Bond
                          7.50% due 11/30/05                         2,896,691
                          New Zealand Government Bond
              4,500,000   6.50% due 4/15/13                          3,343,536
                                                                   -----------
                                                                     6,240,227
                                                                   -----------
SPAIN: 5.8%
          EUR 3,000,000   Spanish Government Bond
                          4.00% due 1/31/10                          4,239,921
                                                                   -----------
SWEDEN: 4.1%
         SEK 20,000,000   Swedish Government Bond
                          6.00% due 2/09/05                          3,014,506
                                                                   -----------
UNITED KINGDOM: 6.7%
          GBP 2,400,000   Great Britain Government Bond
                          7.50% due 12/07/06                         4,857,645
                                                                   -----------

UNITED STATES: 19.6%
                          U.S. Treasury Notes
          USD 3,000,000   6.625% due 2/15/27                       $ 3,698,790
              5,000,000   5.50% due 5/15/09                          5,409,380
              2,000,000   4.375% due 5/15/07                         2,056,172
                          U.S. Treasury Bond
              3,000,000   5.25% due 2/15/29                          3,147,891
                                                                   -----------
                                                                    14,312,233
                                                                   -----------
TOTAL BONDS AND NOTES: 89.8%
(Cost: $49,975,759)                                                 65,399,709
                                                                   -----------


     SHORT-TERM                        DATE OF
OBLIGATION: 7.9%                       MATURITY      COUPON
---------------------------------------------------------------
Repurchase Agreement (Note 9)
  Purchased on 12/31/04;
  maturity value $5,764,528
  (with State Street Bank &
  Trust Co., collateralized by
  $5,895,000 Federal Home
  Loan Bank 1.50% due
  5/13/05 with a value of
  $5,882,349)
  (Cost: $5,764,000)                   1/03/05         1.10%         5,764,000
                                                                   -----------
TOTAL INVESTMENTS: 97.7%                                            71,163,709
(Cost: $55,739,759)
OTHER ASSETS LESS LIABILITIES: 2.3%                                  1,680,822
                                                                   -----------
NET ASSETS: 100%                                                   $72,844,531
                                                                   ===========


     SUMMARY OF INVESTMENTS                                            % OF NET
     BY INDUSTRY (UNAUDITED)                                            ASSETS
--------------------------------------------------------------------------------

U.S. Government                                                           19.6%
Foreign Government                                                        67.3%
Telecommunications                                                         2.9%
Short-Term Obligation                                                      7.9%
Other assets less liabilities                                              2.3%
                                                                         -----
                                                                         100.0%
                                                                         =====

                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
Investments, at value (cost $55,739,759) (Note 1) ................  $71,163,709
Cash .............................................................          131
Receivables:
  Interest .......................................................    1,672,060
  Capital shares sold ............................................      983,499
Prepaid expense ..................................................       25,322
                                                                    -----------
Total assets .....................................................   73,844,721
                                                                    -----------
LIABILITIES:
Payables:
  Capital shares redeemed ........................................      944,183
  Accounts payable ...............................................       56,007
                                                                    -----------
Total liabilities ................................................    1,000,190
                                                                    -----------
Net assets .......................................................  $72,844,531
                                                                    ===========
INITIAL CLASS SHARES:
Net Assets .......................................................  $64,352,914
                                                                    ===========
Shares Outstanding ...............................................    4,826,521
                                                                    ===========
Net asset value, redemption price and offering price per share ...  $     13.33
                                                                    ===========

CLASS R1 SHARES:
Net Assets .......................................................  $ 8,491,617
                                                                    ===========

Shares Outstanding ...............................................      636,959
                                                                    ===========
Net asset value, redemption price and offering price per share ...       $13.33
                                                                    ===========

Net assets consist of:
  Aggregate paid in capital ......................................  $56,222,620
  Unrealized appreciation of investments, forward foreign
    currency contracts and foreign currency transactions .........   15,576,236
  Accumulated net investment income ..............................    4,982,653
  Accumulated realized loss ......................................   (3,936,978)
                                                                    -----------
                                                                    $72,844,531
                                                                    ===========

                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INCOME:
Interest income (Note 1) ...............................             $3,932,727
                                                                     ----------
EXPENSES:
Management (Note 2) ....................................  $ 750,847
Professional fees ......................................     60,519
Reports to shareholders ................................     38,653
Custodian ..............................................     25,410
Trustees' fees and expenses ............................     20,199
Transfer agent - Initial Class Shares ..................     11,849
Transfer agent - Class R1 Shares .......................      8,073
Interest (Note 8) ......................................      1,436
Other ..................................................     46,066
                                                          ---------
    Total expenses .....................................    963,052
Expenses assumed by the Adviser (Note 2) ...............     (7,710)
                                                          ---------
Net expense ............................................                955,342
                                                                     ----------
Net investment income ..................................              2,977,385
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 3):

Realized gain from security transactions ...............                695,082
Realized gain from foreign currency transactions .......              2,187,371
Change in unrealized appreciation of investments .......                156,314
Change in unrealized depreciation of
  forward foreign currency contracts and
  foreign currency transactions ........................                (43,509)
                                                                     ----------
Net realized and unrealized gain on investments,
  forward foreign currency contracts and
  foreign currency transactions ........................              2,995,258
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...             $5,972,643
                                                                     ==========


                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED       YEAR ENDED
                                                                 DECEMBER 31,     DECEMBER 31,
                                                                     2004             2003
                                                                 ------------     ------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
  Net investment income .....................................    $  2,977,385     $  3,510,681
  Realized gain from security transactions ..................         695,082          617,242
  Realized gain from foreign currency transactions ..........       2,187,371        4,291,711
  Change in unrealized appreciation of investments ..........         156,314        8,500,018
  Change in unrealized appreciation/depreciation
    of forward foreign currency contracts and
    foreign currency transactions ...........................         (43,509)        (165,947)
                                                                 ------------     ------------
  Net increase in net assets resulting from operations ......       5,972,643       16,753,705
                                                                 ------------     ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Initial Class Shares ....................................      (6,965,610)      (1,748,846)
    Class R1 Shares .........................................              --               --
                                                                 ------------     ------------
                                                                   (6,965,610)      (1,748,846)
                                                                 ------------     ------------
CAPITAL SHARE TRANSACTIONS*:
  Proceeds from sales of shares
    Initial Class Shares ....................................       8,631,412      423,676,520
    Class R1 Shares .........................................       9,277,625               --
                                                                 ------------     ------------
                                                                   17,909,037      423,676,520
                                                                 ------------     ------------
  Reinvestment of dividends
    Initial Class Shares ....................................       6,965,610        1,748,846
    Class R1 Shares .........................................              --               --
                                                                 ------------     ------------
                                                                    6,965,610        1,748,846
                                                                 ------------     ------------
  Cost of shares reacquired
    Initial Class Shares ....................................     (35,002,765)    (450,085,254)
    Class R1 Shares .........................................      (1,421,373)              --
    Redemption fees .........................................           1,847               --
                                                                 ------------     ------------
                                                                  (36,422,291)    (450,085,254)
                                                                 ------------     ------------
  Net decrease in net assets resulting from capital
    share transactions ......................................     (11,547,644)     (24,659,888)
                                                                 ------------     ------------
  Total decrease in net assets ..............................     (12,540,611)      (9,655,029)
NET ASSETS:
  Beginning of year .........................................      85,385,142       95,040,171
                                                                 ------------     ------------
  End of year (including accumulated net investment
    income of $4,982,653 and $6,889,374, respectively) ......    $ 72,844,531     $ 85,385,142
                                                                 ============     ============
*SHARES OF BENEFICIAL INTEREST ISSUED AND REACQUIRED
  (UNLIMITED NUMBER OF $.001 PAR VALUE SHARES AUTHORIZED)
  Initial Class Shares:
    Shares sold .............................................         688,715       35,318,888
    Reinvestment of dividends ...............................         569,086          152,074
    Shares reacquired .......................................      (2,845,635)     (37,348,467)
                                                                 ------------     ------------
    Net decrease ............................................      (1,587,834)      (1,877,505)
                                                                 ============     ============
  Class R1 Shares:+
    Shares sold .............................................         754,070
    Shares reacquired .......................................        (117,111)
                                                                 ------------
    Net increase ............................................         636,959
                                                                 ============

------------
+  Inception date of Class R1 shares May 1, 2004

                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                                               CLASS R1 SHARES
                                                                                                               ---------------
                                                                      INITIAL CLASS SHARES                      FOR THE PERIOD
                                                 ------------------------------------------------------------  MAY 1, 2004 (c)
                                                                     YEAR ENDED DECEMBER 31,                       THROUGH
                                                 ------------------------------------------------------------    DECEMBER 31,
                                                   2004           2003         2002        2001         2000         2004
                                                 -------        -------      -------     -------      -------  ---------------

Net Asset Value, Beginning of Period ........    $ 13.31        $ 11.46      $  9.42     $ 10.37      $ 10.69      $ 11.82
                                                 -------        -------      -------     -------      -------      -------
Income From Investment Operations:
  Net Investment Income .....................       0.64           0.53         0.35        0.57         0.52         0.18
  Net Realized and Unrealized Gain (Loss)
    on Investments and Foreign Currency
    Transactions ............................       0.48           1.52         1.69       (1.08)       (0.34)        1.33
                                                 -------        -------      -------     -------      -------      -------
Total from Investment Operations ............       1.12           2.05         2.04       (0.51)        0.18         1.51
                                                 -------        -------      -------     -------      -------      -------
Less Dividends:
  Dividends from Net Investment Income ......      (1.10)         (0.20)          --       (0.44)       (0.50)          --
                                                 -------        -------      -------     -------      -------      -------
  Total Dividends ...........................      (1.10)         (0.20)          --       (0.44)       (0.50)          --
                                                 -------        -------      -------     -------      -------      -------
  Redemption Fees ...........................         --(d)          --           --          --           --           --(d)
                                                 -------        -------      -------     -------      -------      -------
Net Asset Value, End of Period ..............    $ 13.33        $ 13.31      $ 11.46     $  9.42      $ 10.37      $ 13.33
                                                 =======        =======      =======     =======      =======      =======
Total Return (a) ............................       9.15%         18.16%       21.66%      (5.11)%       1.88%       12.77%

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .............    $64,353        $85,385      $95,040     $52,127      $74,083      $ 8,492
Ratio of Gross Expenses to Average
  Net Assets ................................       1.27%          1.21%        1.24%       1.24%        1.21%        1.59%(e)
Ratio of Net Expenses to Average
  Net Assets (b) ............................       1.27%          1.19%        1.21%       1.19%        1.15%        1.33%(e)(f)
Ratio of Net Investment Income to Average
  Net Assets ................................       3.96%          3.58%        4.06%       4.62%        5.14%        3.89%(e)
Portfolio Turnover Rate .....................          0%             6%          18%         22%          19%           0%

----------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b)  Excluding interest expense

(c)  Inception date of Class R1 shares

(d)  Amount represents less than $0.01 per share

(e)  Annualized

(f) Net effect of expense waiver to average net assets for the period ended December 31, 2004 was 0.26%.

                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act, of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund (the "Fund"), a non-diversified series of the Trust, in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class, and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported as of the close of each business day. As of June 23, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDEND AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with U.S. generally accepted accounting principles.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated based on the identified cost basis. Interest income, including amortization on premiums and accretion on discounts, is accrued as earned.

Income expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation the Distributor.

Effective December 13, 2004, the Adviser agreed to assume expense so that the expense ratio between classes do not diverge significantly. For the period ending December 31, 2004, the Adviser assumed expenses in the amount of $7,710.

NOTE   3--INVESTMENTS--Purchases  and  sales  of  securities,  other  than  U.S.
government securities and short-term obligations, aggregated $0 and $19,308,282 respectively, for the year ended December 31, 2004.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned, other than forward foreign exchange contracts, at December 31, 2004 was $55,739,759. At December 31, 2004, net unrealized appreciation for federal income tax purposes aggregated $15,423,950, all of which related to appreciated securities.

At December 31, 2004, the components of accumulated earnings on a tax basis were as follows; undistributed ordinary income of $4,948,149 accumulated capital and other losses of $3,936,978 and unrealized appreciation of $15,576,236.

The tax character of distributions paid to shareholders during the years ended December 31, 2004 and December 31, 2003, respectively were as follows: ordinary income $6,965,610 and $1,748,846.

At December 31, 2004, the fund had a capital loss carryforward of $3,936,978 available, $653,642 expiring December 31, 2008; $2,541,134 expiring December 31, 2009; and $742,202 expiring

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2010. The Fund utilized capital losses of $790,416 in the current fiscal year.

During the year ended December 31, 2004, as a result of permanent book to tax differences, the Fund increased accumulated undistributed net investment income by $2,081,504 and decreased accumulated net realized gain on investments by $2,081,504. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions.

NOTE 5--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gain (loss) from foreign currency transactions on the Statement of Operations.

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2004, the Fund had no outstanding forward foreign currency contracts.

NOTE 6--CONCENTRATION OF RISK--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

The  aggregate   shareholder   accounts  of  a  single  insurance   company  own
approximately 82% of the Initial Class shares and approximately 99% of the Class R1 shares.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2004, the net value of the assets and corresponding liability of the Fund's portion of the Plan is $19,352.

NOTE 8--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Trust and the Van Eck Funds, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Trust and the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Trust and the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2004, the Fund borrowed an average daily amount of $86,007 at a weighted average interest rate of 1.67% under the Facility. At December 31, 2004, there were no outstanding borrowings under the Facility.

NOTE 9--REPURCHASE AGREEMENT--Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligations, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE  10--REGULATORY   MATTERS--In   connection  with  their  investigations  of
practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

NOTE 11--SUBSEQUENT EVENT--An income dividend of $0.91 per share was paid on January 31, 2005 to shareholders of the Initial Class shares and the Class R1 shares of record as of January 31, 2005 with investment date of January 31, 2005.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Worldwide Bond Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Bond Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Bond Fund at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.


                                             /s/ ERNST & YOUNG LLP




New York, New York
February 10, 2005

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,                                                              NUMBER OF
POSITION(S) HELD WITH            PRINCIPAL                                  PORTFOLIOS IN
FUND AND LENGTH OF               OCCUPATION(S)                              FUND COMPLEX(3)       OTHER DIRECTORSHIPS
SERVICE AS A VAN ECK             DURING PAST                                OVERSEEN              HELD OUTSIDE THE
TRUSTEE(2):                      FIVE YEARS:                                BY TRUSTEE            FUND COMPLEX:
---------------------            --------------                             --------------        -------------------

INTERESTED TRUSTEES:
--------------------

Jan F. van Eck(4)                Director, Van Eck Associates                      9              None
(9/26/63)+*                      Corporation; President and Director,
Trustee since 1998               Van Eck Securities Corporation and
                                 other affiliated companies; President
                                 and Director, Van Eck Capital, Inc.;
                                 President and Director, Van Eck
                                 Absolute Return Advisers Corporation,
                                 Director, Greylock Capital Associates LLC



INDEPENDENT TRUSTEES:
---------------------

Richard C. Cowell                Private investor                                  9              Director, West Indies &
(6/13/27)P.++                                                                                     Caribbean Development Ltd.
Trustee since 1985


David J. Olderman                Private investor                                   9             None
(8/19/35)P.++
Trustee since 1994


Ralph F. Peters                  Private investor                                   9             None
(3/21/29)P.++
Trustee since 1987


R. Alastair Short                Managing Director, The                             9             Director, Techbanc, Inc.
(8/08/53)P.++                    GlenRockGroup, LLC, May 2004 to
Trustee since 2004               present; Director, Techbanc, Inc.;
                                 President, Apex Capital Corporation
                                 (January 1999-May 2004); President,
                                 Matrix Global Investments (July 1997-
                                 January 1999)


Richard D. Stamberger            President and CEO, SmartBrief.com                  9             Partner and Co-founder, Quest
(5/29/59)P.++                                                                                     Partners, LLC; Executive Vice
Trustee since 1994                                                                                President, Chief Operating
                                                                                                  Officer and Director of NuCable
                                                                                                  Resources Corporation

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,
POSITION(S) HELD WITH            PRINCIPAL
FUND AND LENGTH OF               OCCUPATION(S)
SERVICE AS A VAN ECK             DURING PAST
TRUSTEE(2):                      FIVE YEARS:
---------------------            --------------

OFFICERS:
---------

Alex W. Bogaenko                 Controller, Van Eck Funds; Director of
(4/13/63)                        Portfolio Administration, Van Eck Associates
Controller since 1997            Corporation and Van Eck Securities Corporation;
                                 Officer of two other investment companies advised by the Adviser


Charles T. Cameron               President, Worldwide Bond Fund;
(3/30/62)                        Director of Trading, Van Eck
Vice President since 1996        Associates Corporation; Co-Portfolio
                                 Manager, Worldwide Bond Fund Series;
                                 Officer of another investment company
                                 advised by the Adviser


Keith J. Carlson                 Managing Director, Van Eck Securities
(5/15/56)                        Corporation since February 2004; Private
Chief Executive Officer          investor, June 2003-January 2004; Independent
and President since 2004         consultant, Waddell & Reed, Inc., April
                                 2002-May 2003; Senior Vice President, Waddell &
                                 Reed, Inc. December 2002-March 2003; President,
                                 Chief Executive Officer and Director, Ivy
                                 Mackenzie Distributors, Inc., June
                                 1993-December 2002; Chairman, Director and
                                 President, Ivy Mackenzie Services Corporation,
                                 June 1993-December 2002; Chairman, Director and
                                 Senior Vice President, Ivy Management, Inc.
                                 January 1992-December 2002; President, Chief
                                 Executive Officer, Director, Executive Vice
                                 President and Senior Vice President, Mackenzie
                                 Investment Management, Inc., April
                                 1985-December 2002; Officer of two other investment companies advised by the Adviser


Susan C. Lashley                 Vice President, Van Eck Associates Corporation;
(1/21/55)                        Vice President, Mutual Fund Operations,
Vice President since 1988        Van Eck Securities Corporation; Officer of
                                 another investment company advised by
                                 the Adviser

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)


TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,
POSITION(S) HELD WITH            PRINCIPAL
FUND AND LENGTH OF               OCCUPATION(S)
SERVICE AS A VAN ECK             DURING PAST
TRUSTEE(2):                      FIVE YEARS:
---------------------            --------------

OFFICERS:
---------

Patricia A. Maxey                Van Eck Associates Corporation since
(7/10/67)                        February 2004. Associate, Kirkpatrick &
Vice President, Secretary        Lockhart LLP (2001-February 2004);
and Chief Compliance             Associate General Counsel, Legg Mason Wood
Officer since 2004               Walker, Inc., (1999-2000); Officer of two other
                                 investment companies advised by the Adviser


Bruce J. Smith                   Senior Vice President and Chief Financial
(3/15/55)                        Officer, Van Eck Associates Corporation, Van
Vice President and Treasurer     Eck Securities Corporation and other affiliated
since 1985                       companies; Officer of two other investment
                                 companies advised by the Adviser


Derek S. van Eck(4)              President of Worldwide Hard Assets Fund series
(9/16/64)+@                      and the Worldwide Real Estate Fund series of
Executive Vice President         Van Eck Worldwide Insurance Trust and the
since 2004                       Global Hard Assets Fund series of Van Eck
                                 Funds; Executive Vice President, Director,
                                 Global Investments; President and Director of
                                 Van Eck Associates Corporation; Executive Vice
                                 President and Director of Van Eck Securities
                                 Corporation and other affiliated companies;
                                 Director, Greylock Capital Associates LLC;
                                 Officer of two other investment companies advised by the Adviser


----------
(1) The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2) Each Trustee serves for an indefinite term, until his resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent trustees, which provides that independent trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. With respect to the Trustees currently serving, the mandatory retirement policy shall not apply until after December 31, 2007. Officers are elected yearly by the Trustees.

(3)  The Fund  Complex  consists of the Trust,  Van Eck Funds and Van Eck Funds,
     Inc.

(4) Messrs. Jan F. van Eck and Derek S. van Eck are brothers and each is the son of John C. van Eck, who retired from the Board as of December 31, 2003.

+ An "interested person" as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are interested persons as they own shares and are on the Board of Trustees/Officers of the investment adviser.

*    Member of Executive Committee.

++   Member of the Governance Committee.

P.   Member of Audit Committee.

@    Mr.  Derek S. van Eck  resigned  from the Board of  Trustees  as of June 1,
     2004.

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




                      [This page intentionally left blank]

[LOGOS OMITTED]

Investment Adviser:  Van Eck Associates Corporation
       Distributor:  Van Eck Securities Corporation
                     99 Park Avenue, New York, NY 10016 www.vaneck.com


This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

Additional information about the Fund's Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending December 31 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund's complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman, a member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $148,627 for 2004 and $130,558 for 2003.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $20,249 for 2004 and $36,575 for 2003.

c)   Tax Fees

     Ernst & Young billed tax fees of $17,000 for 2004 and $8,160 for 2003.

d)   All Other Fees

     None.

e) The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g) Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Bond Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.


Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date March 7, 2005
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date March 7, 2005
     -------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date March 7, 2005
     -------------